UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 15, 2007


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


FLORIDA                                000-30932               98-0346454
-------                                ---------               ----------
(STATE OR OTHER JURISDICTION)  (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
OF INCORPORATION)                                           IDENTIFICATION)


              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                            --------------



                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 15, 2007, Environmental Solutions Worldwide Inc. issued a press release discussing its financial results for the first quarter ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The information contained in the website cited in the press release is not a part of this Current Report.

The information of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


ITEM 7.01. REGULATION FD DISCLOSURE.

See Item 2.02 above.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits


99.1 Press Release Issued May 15, 2007.


                                            SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: May 15, 2007
                                         By: /S/  JOEY SCHWARTZ
                                             -----------------------------------
                                                  Chief Financial Officer